                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)           21-Jan-97


        The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates, Series 1995-2)


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)



        Delaware                  33-94518                   22-6680064

        State or other          (Commission                (IRS Employer
        jurisdiction of         File Number)                ID Number)
        incorporation)


        2840 Morris Avenue, Union, New Jersey                     07083
        -----------------------------------------------------------------
        (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                             908-686-2000
                                                         ----------------

                                      n/a
        -----------------------------------------------------------------
        (Former name or former address, if changed since last report)

        Item 5          Other Events
                        ---------------------------------


    Attached herein as Annex A is a copy of the Monthly Statement sent to Class
    A Certificateholders for the remittance date of :       21-Jan-97



        Item 7          Financial Statements and Exhibits
                        ---------------------------------

    The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                THE MONEY STORE INC.
                                                TMS AUTO HOLDINGS, INC.



                                                By: \S\ James K. Ransom
                                                ---------------------------
                                                James K. Ransom
                                                Vice President








Dated: January 24, 1997

                       TMS AUTO RECEIVABLES TRUST 1995-2
                      5.90%  Asset  Backed  Certificates


        IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 19, 1995, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1995 - 2 FOR THE JANUARY 13, 1997 DETERMINATION DATE

   DISTRIBUTION DATE       1/21/97     MONTHLY PERIOD         Dec-96

A.      Information Regarding the Current Monthly Distribution :

        I.    CERTIFICATES

                (a)  The aggregate amount of the distribution to
                       Certificateholders from the Collection Account                                                1,966,515.64

                (b)  The amount of the distribution set forth in  A. 1. (a)
                        above in respect of interest from the Collection Account                                       206,460.74

                (c)  The amount of the distribution set forth in  A. 1. (a)
                        above in respect of principal from the Collection Account                                    1,760,054.90

                (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                        on the Policy (Deficiency Claim Amount), if there are no
                        available funds in the Spread Account.                                                               0.00

                (e)  The amount of the distribution set forth in  A. 1. (a)
                        above per $1,000 interest                                                                      32.7752607

                (f)  The amount of the distribution set forth in  A. 1. (b)
                        above per $1,000 interest                                                                       3.4410123

                (g)  The amount of the distribution set forth in  A. 1. (c)
                        above per $1,000 interest                                                                      29.3342483

                (h)  The amount of the distribution set forth in  A. 1. (d)
                        above per $1,000 interest                                                                       0.0000000


B.      Information Regarding the Performance of the Trust :

        I.    POOL AND CERTIFICATE BALANCES

                (a)  The Pool Balance as of the close of business
                        on the last day of the preceding Monthly Period                                             37,607,459.30

                (b)  The Certificate Balance as of the close of business
                        on the last day of the preceding Monthly Period, after
                        giving effect to payments allocated to principal set
                        forth in Paragraph  A. 1. (c)  above                                                        37,607,459.30

                (c)  The Certificate Factor as of the close of business on the
                        last day of the preceding Monthly Period                                                        0.6267910

        2.    SERVICING FEE

                (a)  The aggregate amount of the Servicing Fee paid to the
                        Servicer with respect to the preceding Monthly Period
                        from the Collection Account                                                                 149,068.10
                (b)  The amount of such Servicing Fee per $ 1,000 interest                                           2.4844683
                (c)  The amount of any unpaid Servicing Fee                                                          48,626.34
                (d)  The change in the amount of any unpaid Servicing Fee
                        from the previous Distribution Date                                                         (52,637.01)

        3.    OTHER FEES

                (a) The aggregate amount of Trustee Fees paid to the Trustee
                        from the Collection Account                                                                     333.33
                (b) The aggregate amount of Insurance Premium paid to the
                       Certificate Insurer from the Collection Account                                                7,834.88

        4.    PAYMENT SHORTFALLS

                (a)  The amount of the Interest Carryover Shortfall after
                        giving effect to the payments set forth in Paragraph
                        A. 1. (b) above                                                                                   0.00
                (b)  The amount of such Interest  Carryover  Shortfall
                        per  $1,000  Interest                                                                        0.0000000
                (c)  The change in the amount of the Interest Carryover Shortfall
                        from  the  previous  Distribution  Date                                                           0.00
                (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                        A. 1. (c) above                                                                                   0.00
                (e)  The amount of such Principal  Carryover  Shortfall
                        per  $1,000  Interest                                                                        0.0000000
                (f)  The change in the amount of the Principal Carryover Shortfall
                        from  the  previous  Distribution  Date                                                           0.00

        5.    REALIZED LOSSES

                (a)  Realized Losses for the Period funded by the Spread Account                                    242,274.73
                                         1.  Cram Down Losses                                  5,770.81
                                         2.  Losses on Liquidated Receivables                236,503.92
                (b)  Aggregate Realized Losses, if any,
                                         1.  Preceding Monthly Period                            Dec-96           2,544,919.39
                                         2.  Second preceding Monthly Period                     Nov-96           2,302,644.66

        6.    PURCHASE AMOUNTS

                The aggregate Purchase Amounts for Receivables,
                if any, that were repurchased in such period                                                              0.00

        7.    PAYAHEAD ACCOUNT

                (a)  The aggregate Payahead Balance                                                                  87,942.51
                (b)  The change in the Payahead Balance from the
                        previous Distribution Date                                                                    2,284.52
                                       (1)  The aggregate Payaheads pursuant to Section 14.03
                                               for  the  Monthly Period which were transferred from
                                               the  Collection  Account to the Payahead Account.       31,573.95
                                       (2)  The portion of the Payaheads constituting Scheduled
                                               Payments on PreComputed Receivables or the portion
                                               that  are applied to Prepay a PreComputed Receivable in
                                               full  pursuant to Section 14.03 which were transferred from
                                               the Payahead  Account to the Collection Account.        29,289.43
                (c)  The investment earnings on funds in the Payahead Account
                       (transferred from the Payahead to the Collection Account) and
                       payable to the Seller as Supplemental Servicing Fee                                              387.21


                                      (2)

        8.    SPREAD ACCOUNT

                (a)  The Spread Account balance after giving effect to
                        distributions made on such Distribution  Date                                  4,434,161.59
                (b)  The change in the Spread Account balance on such
                        Distribution  Date                                                                22,082.73
                (c)   The Amount withdrawn from the Spread Account and
                         payable to the Certificateholders (Deficiency Claim Amount)                           0.00
                (d)   The Amount withdrawn from the Spread Account and
                         payable to the Seller  (Remaining Funds).                                             0.00
                (e)   The investment earnings on funds in the Spread Account
                         (transferred from the Spread to the Collection Account) and
                         payable to the Seller as Supplemental Servicing Fee                              17,193.50

        9.    THE POLICY

                The amount distributable from the Policy and payable to the
                Certificateholders, after giving effect to withdrawals from the
                Spread Account (Deficiency Claim Amount)                                                       0.00

        10.    THE NOTICES

                (a)   Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                      $0.00 to be withdrawn from the Spread Account to fund the
                      amount payable on the related Distribution Date for items (i) thru (v)
                      of Section 14.06 (b)

                (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                      $0.00 to be withdrawn from the Policy to fund the amount
                      payable on the related Distribution Date for items (i) thru (v) of
                      Section 14.06 (b)

        11.    TERMINATION OF TRUST

                The amount to be distributed to the Certificateholders from the Collection
                Account pursuant to the Termination of the Trust ( Section 20.01 )                             0.00

        12.    OTHER INFORMATION

                Pursuant to Section 13.09 (b) (i)
                (a)     Delinquency Ratio                                                       4.4410%
                (b)     Average Delinquency Ratio                                               4.9865%
                (c)     Default Rate                                                           15.1397%
                (d)     Average Default Rate                                                   14.9581%
                (e)     Net Loss Rate                                                           7.2115%
                ( f)    Average Net Loss Rate                                                   9.0439%

                Pursuant to Section 13.09 (b) (ii)
                Trigger Event occurred as of                        1/13/97                 YES

                Pursuant to Section 13.09 (b) (iii)
                Prior Trigger Event Deemed Cured  as  of            1/13/97                 YES

                Pursuant to Section 13.09 (b) (iv)
                Insurance Agreement Event of Default                                        NO

                Weighted Average Rate                                                                        19.35%
                Weighted Average Remaining Term                                                               40.76


        **NOTE**Pursuant to Section 14.02 (b)
                Amount deposited into the Collection Account due to
                mistaken deposits, postings or checks returned for
                insufficient funds to be reimbursed to the Servicer                                            0.00

                                      (3)

        13.    OTHER INFORMATION - II

                i.     Amounts collected by the Servicer                                     2,145,834.68

                ii.    Aggregate amount received by the Trust
                       from the Servicer. (exclusive of amounts in the
                       Spread Account, amounts received from the
                       Certificate Insurer and advances by the
                       Servicer).                                                            2,145,834.68

                iii.   Reimbursements to the Certificate Insurer                                     0.00

                iv.  Amount drawn on the Policy                                                      0.00

                v.   Remaining outstanding balance available
                      to be drawn under the Policy:                                                  0.00

                vi..   Delinquency information:

                        Receivables that are 30 Days Delinquent                              1,103,076.04
                        Receivables that are 60 Days Delinquent                                353,529.69
                        Receivables that are 90 Days Delinquent                                165,206.91

        14.    PRE-FUND ACCOUNT

                (a)  The Pre-Fund Account balance after giving effect to
                        distributions made on such Distribution  Date                                0.00
                (b)  The Pre-Fund Account Balance per $ 1,000 interest                          0.0000000
                (c)   The Amount withdrawn from the Pre-Fund Account and transferred
                         to the Collection Account (payable to the Certificateholders)               0.00
                (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest           0.0000000
                (e)   The interest earnings on funds in the Pre-Fund Account
                         (transferred from the Pre-Fund to the Collection Account) and
                         remitted to the Seller as Supplemental Servicing Fee                        0.00

        15.    CAPITALIZED INTEREST ACCOUNT

                (a)  The Capitalized Interest Account balance after giving effect to
                        distributions made on such Distribution  Date                                0.00
                (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                         Certificateholders)                                                         0.00
                (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                         Sellers)                                                                    0.00
                (e)   The interest earnings on funds in the Capitalized Interest Account
                         (transferred from the Capitalized Interest to the Collection Account)
                         and remitted to the Seller as Supplemental Servicing Fee                    0.00

                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.


         THE MONEY STORE AUTO FINANCE INC.




         'BY:    \s\ Harry Puglisi
         -------------------------
                HARRY PUGLISI
                TREASURER




                                      (5)